BLACKROCK FUNDSSM

BlackRock High Equity Income Fund

(the “Fund”)

Supplement dated June 21, 2021 to the Statement of Additional Information (“SAI”) of the Fund,

dated September 28, 2020, as supplemented to date

Effective June 8, 2021, the following changes are made to the Fund’s SAI:

The section entitled “Management, Advisory and Other Service Arrangements — Information Regarding the Portfolio Managers” is revised as follows:

The first paragraph is deleted in its entirety and replaced with the following:

Chris Accettella, Tony DeSpirito, Kyle McClements, CFA, Tom Pierce and David Zhao are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund.

The sub-section entitled “Other Funds and Accounts Managed” is deleted in its entirety and replaced with the following:

The following table sets forth information about the funds and accounts other than the Fund for which the portfolio managers are primarily responsible for the day-to-day portfolio management as of May 31, 2020.

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Chris Accettella	11 $10.49 Billion	6 $599.26 Million	1 $481.65 Million	0 $0	0 $0	0 $0
Tony DeSpirito	15 $24.87 Billion	7 $2.75 Billion	4 $419.26 Million	0 $0	0 $0	0 $0
Kyle McClements, CFA	11 $10.49 Billion	10 $848.16 Million	1 $481.65 Million	0 $0	0 $0	0 $0
Tom Pierce*	0 $0	0 $0	0 $0	0 $0	0 $0	0 $0
David Zhao	15 $24.87 Billion	7 $2.75 Billion	4 $419.26 Million	0 $0	0 $0	0 $0

*	Information provided is as of May 31, 2021.

The first paragraph of the sub-section entitled “Portfolio Manager Compensation Overview” is deleted in its entirety and replaced with the following:

The discussion below describes the compensation of Messrs. Accettella, DeSpirito, McClements and Zhao as of May 31, 2020 and the compensation of Mr. Pierce as of May 31, 2021.

The heading and content of the first sub-section entitled “Discretionary Incentive Compensation” are deleted in their entirety and replaced with the following:

Discretionary Incentive Compensation — Messrs. DeSpirito, Pierce and Zhao

Generally, discretionary incentive compensation for Fundamental Equities portfolio managers is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program is based on team revenue and pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, as applicable. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks or rankings against which the performance of the Fund and other accounts managed by the portfolio management team is compared and the period of time over which performance is evaluated. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are:

Portfolio Manager	Benchmarks
Tony DeSpirito Tom Pierce David Zhao	50% SNP500NR2/50% SP5100OW Index; FTSE United States in GBP; MSCI All Country (AC) Americas Index; Russell 1000 Index (GBP); Russell 1000 Index (Gross Total Return); Russell 1000 Value Index (Total Return); Russell 1000 Value Index TR in GBP; Russell 1000 Value TR Customized Index Performance Benchmark JPY; Russell 1000, expressed in EUR; Russell MidCap Value Index; S&P 500 Net Dividends Reinvested Index (Net USD); S&P United States MidSmallCap Index; S&P US MidSmallCap Index (GBP)

A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management and the relevant Chief Investment Officers.

The sub-section entitled “Portfolio Manager Beneficial Holdings” is deleted in its entirety and replaced with the following:

As of May 31, 2020 with respect to Messrs. Accettella, DeSpirito, McClements and Zhao and May 31, 2021 with respect to Mr. Pierce, the dollar range of securities beneficially owned by each portfolio manager in the Fund is shown below:

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned
Chris Accettella	None
Tony DeSpirito	$100,001-$500,000
Kyle McClements, CFA	$50,001-$100,000
Tom Pierce	None
David Zhao	$50,001-$100,000

Shareholders should retain this Supplement for future reference.

SAI-HEI-0621SUP

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